UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - August 11, 2021

IEC ELECTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34376	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513

(Address of principal executive offices) (Zip code)

(315) 331-7742

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IEC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On August 12, 2021, IEC Electronics Corp., a Delaware corporation (the “Company” or “IEC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Creation Technologies International Inc., a Delaware corporation (“Parent”), Creation Technologies Inc., a Delaware corporation (the “Guarantor”) and CTI Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser agreed to commence a tender offer (such offer, as amended from time to time as permitted by the Merger Agreement, the “Offer”) to purchase all of the outstanding shares (collectively, the “Shares”) of common stock, par value $0.01 per share of the Company (the “Common Stock”), (other than Shares held in the Company’s treasury or owned by any subsidiary of the Company, Parent, the Purchaser or any other wholly-owned subsidiary of Parent, in each case, as of immediately prior to the commencement of the Offer) at a price per Share of $15.35, net to the holder of such Share, in cash, without interest and subject to any applicable tax withholding (the “Offer Price”). The Offer, once commenced, will remain open for twenty business days, subject to certain extensions on the terms set forth in the Merger Agreement.

Promptly following the completion of the Offer, upon the terms and subject to the conditions of the Merger Agreement, Purchaser will then be merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”). The Merger Agreement contemplates that the Merger will be effected pursuant to Section 251(h) of the Delaware General Corporation Law (the “DGCL”), which would not require a vote of the Company’s stockholders in order to consummate the Merger. At the effective time of the Merger (the “Effective Time”), each Share (except as provided in the Merger Agreement) will be cancelled and converted into the right to receive the Offer Price.

The Merger Agreement further provides for the acceleration of vesting of all of the Company’s outstanding restricted stock units, performance stock units (to the extent performance has been achieved through the Effective Time as determined by the Board of Directors), restricted stock awards, and stock options outstanding as of the time immediately prior to Purchaser’s acceptance of Shares tendered in the Offer. Each of the restricted stock units, performance stock units and restricted stock awards will be cancelled and converted into the right to receive the Offer Price. Holders of stock options will receive cash in an amount per share underlying the option equal to the difference between the Offer Price and the exercise price of the applicable stock option. Stock options with an exercise price equal to or greater than the Offer Price will be cancelled as of the Effective Time.

Parent has agreed to honor and fulfill rights of indemnification, advancement of expenses and exculpation provisions contained in the Company’s indemnification agreements in effect as of the Effective Time, with respect to actions or omissions occurring at or prior to the Effective Time, and has agreed to maintain provisions in the surviving company’s organizational documents at least as favorable as those provisions in the Company’s current organizational documents for at least six years after the Effective Time.

Under the terms of the Merger Agreement, Purchaser’s obligation to accept and pay for Shares that are tendered in the Offer is subject to the satisfaction or waiver of certain conditions, including: (i) that prior to the expiration of the Offer there have been validly tendered and not properly withdrawn a number of Shares that would constitute at least one more Share than sixty-six and two-thirds percent of the Shares then-outstanding (excluding Shares tendered pursuant to guaranteed delivery procedures that have not yet been “received” as such term is defined in Section 251(h) of the DGCL, by the depositary for the Offer pursuant to such procedures); (ii) the absence of legal restraints or orders prohibiting the consummation of the transactions contemplated by the Merger Agreement; (iii) the expiration or termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iv) the accuracy of the Company’s representations and warranties in the Merger Agreement, subject to specific materiality qualifications and thresholds and certain exceptions; (v) compliance by the Company with its covenants in the Merger Agreement in all material respects; (vi) the non-occurrence of a Company Material Adverse Effect (as defined in the Merger Agreement); and (vii) the absence of a termination of the Merger Agreement in accordance with its terms.

The Board of Directors of the Company approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Offer and the Merger, and determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Offer and the Merger, are advisable, fair to, and in the best interests of the Company and its stockholders, and the Company intends to file a Solicitation/ Recommendation Statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission (the “SEC”) recommending that holders of Common Stock tender their Shares into the Offer.

The Merger Agreement provides that the Company, on the one hand, or Parent and Purchaser, on the other hand, may specifically enforce the obligations of the other party under the Merger Agreement, subject to the terms of the Merger Agreement.

The Merger Agreement contains customary representations and warranties by each of Parent, Purchaser and the Company. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and (i) may not be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove inaccurate rather than establishing matters as fact, (ii) may have been qualified in the Merger Agreement by disclosures that were made to the other party in the confidential disclosure schedules to the Merger Agreement, (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws, and (iv) were made only as of the date of the Merger Agreement or such other date as may be specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company, its subsidiaries or other affiliates or their respective businesses. Investors are not third-party beneficiaries to the representations and warranties of the Company under the Merger Agreement and should not rely on such representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or other affiliates at the time they were made or otherwise. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files with or furnishes to the SEC.

The Company has made customary covenants in the Merger Agreement, including, without limitation, covenants to conduct its business in all material respects in the ordinary course consistent with past practice, including not taking certain specified actions, prior to the consummation of the Merger. Parent and Purchaser also have made customary covenants in the Merger Agreement.

The Merger Agreement provides for a 35-day go shop period which expires September 16, 2021. During such period, the Company’s Board of Directors, together with the Company’s financial and legal advisors, may actively solicit, receive, evaluate and potentially enter into negotiations with parties that offer alternative proposals to acquire the Company. At the end of the go shop period, the Company will cease such activities, and will be subject to a customary “no shop” provision that restricts the Company’s ability to solicit acquisition proposals from third parties and to provide non-public information to and engage in discussions or negotiations with third parties regarding acquisition proposals after the go shop period; provided, however, that the Company may (i) continue to engage in negotiations, discussions and share due diligence information with Excluded Parties (as that term is defined in the Merger Agreement) for 15 days after the end of the go shop period and (ii) under certain circumstances and in compliance with certain obligations, provide non-public information and engage in discussions and negotiations with respect to an unsolicited acquisition proposal that constitutes or is reasonably expected to lead to a Superior Proposal, as that term is defined in the Merger Agreement.

The Merger Agreement contains certain termination rights for the Company and Parent, including the right of the Company, in certain circumstances, to terminate the Merger Agreement and accept a Superior Proposal, as that term is defined in the Merger Agreement. The Company will be required to pay Parent a termination fee equal to $7,601,783, approximately 4.375% of the equity value of the Company implied by the Transaction, if, among other reasons, the Merger Agreement is terminated by Parent because the Board of Directors of the Company makes an Adverse Recommendation Change (as defined in the Merger Agreement), approves another transaction, or breaches its “no shop” obligations, or if the Merger Agreement is terminated by the Company to enter into a transaction that constitutes a Superior Proposal. The termination fee payable by the Company will be reduced to 50% of the termination fee in the event the Merger Agreement is terminated by the Company prior to the end of the go-shop period, or within 15 days after such period in certain circumstances, to enter into an acquisition agreement that constitutes a Superior Proposal with an Excluded Party. The Parent will be required to pay the Company a reverse termination fee equal to $9,990,915, approximately 5.75% of the equity value of the Company implied by the Transaction, if the Company terminates the Merger Agreement because Parent or Purchaser is in material breach of its representations, warranties, or covenants and that has impeded consummation of the transaction or if Purchaser fails to consummate the transaction when the required conditions have been satisfied.

Parent and Purchaser have obtained a debt commitment letter that, subject to customary closing conditions, commits JPMorgan Chase Bank, N.A. (“JPMorgan”) and Citizens Bank, N.A. (“Citizens”) to provide debt financing to Parent and Purchaser, which Parent and Purchaser have represented to the Company are sufficient for Purchaser to pay the aggregate consideration in respect of the Shares in the Offer and the Merger and all related fees and expenses to be paid by Parent and Purchaser. In addition, the Guarantor delivered to the Company a limited guarantee of the payment by Purchaser and Parent of Parent’s termination fee, when and if required to be paid pursuant to the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated into this report by reference.

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition.

On August 12, 2021, the Company issued a press release announcing its financial results for its fiscal 2021 third quarter ended July 2, 2021. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 with respect to the treatment of the Company’s outstanding restricted stock units, performance stock units, restricted stock awards, and stock options is incorporated by reference in this Item 5.02.

On August 11, 2021, the Company entered into an indemnification agreement with Thomas Barbato, its Chief Financial Officer, in substantially the form filed with the Company’s Annual Report on Form 10-K for the year ended September 30, 2015.

Section 8	Other Events

Item 8.01	Other Events.

On August 12, 2021, the Company issued a press release announcing the entry into the Merger Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated into this report by reference.

Additional Information and Where to Find It

In connection with the proposed acquisition of the Company, the Purchaser will commence a tender offer for all of the outstanding shares of Common Stock. The tender offer for Common Stock has not yet commenced. This report is neither an offer to buy nor the solicitation of an offer to sell any securities. It is also not a substitute for the tender offer materials that Purchaser will file with the SEC upon commencement of the tender offer. The solicitation and the offer to buy shares of Common Stock will be made only pursuant to an offer to purchase and related materials that Purchaser intends to file with the SEC. At the time the tender offer is commenced, Purchaser will file a Tender Offer Statement on Schedule TO with the SEC, and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. The Tender Offer Statement on Schedule TO (including an offer to purchase, a related letter of transmittal and other offer documents) and the Solicitation/Recommendation Statement on Schedule 14D-9 will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to the Company’s stockholders when available and may also be obtained by contacting IEC’s Corporate Secretary at (315) 331-7742. In addition, all of these materials (and all other tender offer documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov upon filing with the SEC. IEC’S STOCKHOLDERS ARE ADVISED TO READ THE TENDER OFFER MATERIALS AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED BY PURCHASER OR IEC WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER. THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER, PURCHASER AND IEC.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding our pending acquisition by Parent and Purchaser (the “Transaction”), including the expected timing of the closing of the Transaction and considerations taken into account by our Board of Directors in approving the Transaction. These forward-looking statements involve risks and uncertainties, many of which are outside management’s control. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: the risk that the conditions to the closing of the Transaction are not satisfied, including the risk that a sufficient number of IEC’s stockholders do not participate in the Transaction; the risk that the Merger Agreement may be terminated in circumstances that require IEC to pay a termination fee; potential litigation relating to the Transaction; the failure to satisfy other conditions to completion of the Transaction, including the receipt of all regulatory approvals related to the Transaction (and any conditions, limitations or restrictions placed on these approvals); the failure of the Parent to consummate the necessary financing arrangements; risks that the tender offer and related transactions disrupt current plans and operations and the potential difficulties in employee retention as a result of the proposed transactions; the effects of local and national economic, credit and capital market conditions on the economy in general, including the continued impact of the COVID-19 pandemic, and other risks and uncertainties; uncertainties as to the timing of the consummation of the Transaction and the ability of each party to consummate the Transaction; and the risks described in the filings that we make with the SEC from time to time, including the risks described under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K, which was filed with the SEC on November 20, 2020, and in our latest Quarterly Report on Form 10-Q, which was filed with the SEC on May 5, 2021 and which should be read in conjunction with our financial results and forward-looking statements. Our filings with the SEC are available on the Investors page of our website at www.iec-electronics.com. All forward-looking statements in this communication are based on information available to us as of the date of this communication, and we do not assume, and expressly disclaim, any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

Exhibit 2.1*	Agreement and Plan of Merger, dated as of August 12, 2021, by and among IEC Electronics Corp., Creation Technologies International Inc., Creation Technologies, Inc. and CTI Acquisition Corp.

Exhibit 99.1	Press Release regarding financial results issued by IEC Electronics Corp. on August 12, 2021

Exhibit 99.2	Press Release regarding Merger Agreement issued by IEC Electronics Corp. on August 12, 2021

Exhibit 104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

*	Schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: August 12, 2021	By:	/s/ Thomas L. Barbato
Thomas L. Barbato
Senior Vice President and Chief Financial Officer